UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a- 6(e)(2) )
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Hines Global Income Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑		No fee required.
☐		Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐		Fee paid previously with preliminary materials.
☐		Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On June 21, 2022, in connection with the mailing of the definitive proxy statement of Hines Global Income Trust, Inc. (the “Company”) and the solicitation of proxies with respect to the proposals set forth in the definitive proxy statement, the following telephone solicitation script was prepared for use by the Company’s proxy solicitor with stockholders of the Company at the time of the mailing of the definitive proxy statement.

Solicitation Script

Hines Global Income Trust, Inc.
Meeting Date: September 7, 2022
Toll Free Number: 833-782-7193

Inbound Greeting:
Thank you for calling the Broadridge Proxy Services Center for the Hines Global Income Trust 2022 annual meeting of stockholders scheduled for September 7, 2022. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Stockholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Hines Global Income Trust to confirm you have received the proxy materials for the annual meeting of stockholders scheduled for September 7, 2022. Have you received the proxy materials?

Near Meeting Date Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Hines Global Income Trust to confirm you have received the proxy materials for the annual meeting of stockholders scheduled in just a few days on September 7, 2022. Have you received the proxy materials?

Adjournment Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. , my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Hines Global Income Trust. Due to the lack of stockholder participation, the annual meeting of stockholders has been adjourned to <date/time>. Have you received the proxy materials?

Voting:
The board of directors of Hines Global Income Trust has recommended a vote “FOR” each of the two proposals set forth in the proxy materials. Would you like to vote along with the recommendations of the board on each of the two proposals set forth in the proxy materials for all of your accounts?

Thank you, I am recording your <for all, withhold all, for all except> vote on Proposal 1 and your <for, against, abstain> vote on Proposal 2. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 833-782-7193.

Mr./Ms. <Stockholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

If unsure of voting:
Would you like me to review the proposals with you? <After review, ask them if they would like to vote now over the phone>.

If requesting materials to be re-mailed:
I can resend the proxy materials to you, and I can review the proposals with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:
The board of directors of Hines Global Income Trust recommends that you vote “FOR” each of the two proposals set forth in the proxy materials. Would you like to vote along with the recommendations of the board on each of the two proposals set forth in the proxy materials for all your accounts?

If they don’t want the proposals reviewed:
Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the stockholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 833-782-7193.

If not interested:
I am sorry for the inconvenience. Please be aware that as a stockholder, your vote is very important regardless of the size of your ownership position. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>:
Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your vote right now so that it will be represented at the upcoming meeting. The Hines Global Income Trust board of directors is recommending you vote “FOR” each of the two proposals set forth in the proxy materials.

Beneficial holder wants a new VIF/or their control number:
Your control number can be found on your voting instruction form. You can contact your financial professional and they can arrange to have a new voting instruction form sent to you. However, I can record your vote right now so that it will be represented at the upcoming meeting. The Hines Global Income Trust board of directors is recommending you vote “FOR” each of the two proposals.

ANSWERING MACHINE MESSAGE:
Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Hines Global Income Trust. You should have received proxy materials electronically or in the mail concerning the annual meeting of stockholders to be held on September 7, 2022.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-782-7193 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, from 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:
Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of Hines Global Income Trust. You should have received proxy materials electronically or in the mail concerning the annual meeting of stockholders to be held on September 7, 2022.
Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-782-7193 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, from 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 1:
Hello, this is <Fund Representative> calling you with an important message concerning your investment in Hines Global Income Trust. You should have received proxy materials electronically or in the mail concerning the annual meeting of stockholders to be held on September 7, 2022.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-782-7193 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, from 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 2:
Hello, this is <Fund Representative> calling you with an important message concerning your investment in Hines Global Income Trust. You should have received proxy materials electronically or in the mail concerning the annual meeting of stockholders to be held on September 7, 2022. The meeting date is fast approaching, and we need your help.
Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-782-7193 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, from 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 3:
Hello, this is <Fund Representative> calling you with an urgent message concerning your investment in Hines Global Income Trust. You have probably received several messages concerning the annual meeting of stockholders either electronically, by mail or by phone. That is because the meeting will take place in just a few days on September 7, 2022 and we need your help.

Your vote is very important. Please consider voting via the Internet or by telephone. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-782-7193 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, from 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. You may also vote by signing, dating and mailing your proxy card in the postage-paid envelope provided. However, given the proximity to the meeting, your proxy card may not arrive in time for your vote to be counted at the meeting, so we encourage you to vote via the Internet or by telephone. Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:
Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, from 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:
Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other stockholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:
Thank you for calling the Broadridge Proxy Services Center. The Stockholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your financial professional or the company directly. Thank you and have a nice day.